UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2021

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE Atlanta, GA	30339
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 12, 2021, Floor & Decor Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) virtually.  The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 104,609,895 shares of Class A common stock outstanding on the record date, March 16, 2021.  A quorum was present at the Annual Meeting, and the common stockholders of the Company voted on five matters, all of which were approved.  The final voting results from the Annual Meeting as of May 12, 2021, as certified by the inspector of election, were as follows:

(1)	A proposal to elect four Class I directors of the Company to serve for three-year terms expiring at the 2024 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Norman H. Axelrod	92,974,965	1,036,897	7,830	4,818,587
Ryan Marshall	93,362,013	64,616	593,063	4,818,587
Richard L. Sullivan	93,119,133	307,786	592,773	4,818,587
Felicia D. Thornton	91,937,992	1,488,630	593,070	4,818,587

(2)	A proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s 2021 fiscal year:

FOR	AGAINST	ABSTAIN
98,483,945	346,046	8,288

(3)	A proposal to approve, by non-binding vote, the compensation paid to the Company’s named executive officers (commonly known as a “say-on-pay” proposal):

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
92,826,365	1,107,240	86,087	4,818,587

(4)	A proposal to approve amendments to the Company’s Restated Certificate of Incorporation (the “Charter”) to declassify the Company’s Board of Directors.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
93,998,268	9,060	12,364	4,818,587

(5)	A proposal to approve amendments to the Company’s Charter to eliminate supermajority voting requirements and other obsolete provisions, including the elimination of Class B Common Stock and Class C Common Stock:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
93,981,735	23,834	14,123	4,818,587

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: May 14, 2021	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, Secretary and General Counsel